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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event

                             Reported): May 22, 1998

     VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of April 26, 1998, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1998B).

                               CLAYTON HOMES, INC.

                           VANDERBILT MORTGAGE AND FINANCE, INC.
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             (Exact name of registrant as specified in its charter)

  Clayton Homes, Inc. - Del.
  Vanderbilt - Tennessee           333-43583                 62-0997810
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(State or Other Jurisdiction      (Commission           (I.R.S. Employer of
Incorporation)                     File Number)          Identification No.)

500 Aloca Trail
Maryville, Tennessee                                            37804
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(Address of Principal                                          (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (423) 380-3000

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Item 5.  Other Events

Filing of Computational Materials.

     In connection with the offering of the Vanderbilt Mortgage and Finance, Inc. ("Vanderbilt") Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series1998B, Prudential Securities Incorporated and Credit Suisse First Boston, as the underwriters of the Certificates (the "Underwriters") have provided certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Prudential Securities Incorporated are attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials - Prudential Securities Incorporated


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.

By  /s/ David .R. Jordan
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    Name:  David R. Jordan
    Title: Vice President

CLAYTON HOMES, INC.

By  /s/ Kevin T. Clayton
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    Name: Kevin T. Clayton
    Title: President

Dated:  May 22, 1998


                                  Exhibit Index

Exhibit                                                                  Page
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99.1     Computational Materials, Prudential Securities Incorporated        5